Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-22957, 33-32690, 33-32687 and 33-52892) of Designs, Inc. of
our report dated March 11, 2002, with respect to the consolidated financial statements and schedule of Designs, Inc. included in this Annual Report (Form 10-K) for the year ended February 2, 2002.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 30, 2002